UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2019

Item 1. Report to Stockholders.

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2019

Table of Contents

Message from the Advisor	1
Boston Common ESG Impact International Fund
Investment Outlook	5
Management’s Discussion of Fund Performance	7
Country Allocation	9
Performance Chart	10
Schedule of Investments	11
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	13
Management’s Discussion of Fund Performance	15
Sector Allocation	17
Performance Chart	18
Schedule of Investments	19
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	37
Expense Examples	38
Trustees and Executive Officers	40
Approval of Investment Advisory Agreement	45
Federal Tax Information	49
Additional Information	51
Privacy Notice	Inside Back Cover

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Boston Common ESG Impact Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (bostoncommonfunds.com). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (877) 777-6944.

BOSTON COMMON ESG IMPACT FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share our 2019 annual report with you. Enclosed, we address economic and market developments, summarize our strategies in the U.S. and international portfolios, and feature companies that we view as leaders among peers in environmental, social, or governance (“ESG”) factors.

Boston Common strongly believes investors should view their investments with intentionality and that an active approach is required to truly align one’s views with one’s capital. Our portfolios are built with bottom-up analysis and a focus on sustainable growth drivers; common themes include energy efficiency, healthy consumption, sustainable transportation, and technology leadership. This holistic, intentional process allows us to create well-diversified portfolios of high-quality companies that should perform well but especially weather periods of uncertainty. Equally important, active management allows us, the shareowners, to use our voice for positive social change through engagement.

As we go to press, trade discussions between the U.S. and China and other trading partners continue to dominate news flow, but other global risks remain important as well, most notably, Brexit, tensions in the Middle East, and the crisis of leadership in many major economies. The freedoms and democratic institutions that brought inclusive prosperity and well-being are suffering challenges.  The end of September brought Climate Week to New York and around the world.  The interconnected and current risks to our planet and people were brought into focus. For investors everywhere, there is risk to sitting on the sidelines, but also there is opportunity to deploy capital and voice to address these challenges.

We believe the period of unusually correlated stock-level returns, especially in the U.S., supported further by record low interest rates and the historic growth of indexation, may dissipate.  This creates opportunity to add value through active management, stock selection, and sector emphasis.

Thank you for your partnership and continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts. In June, we issued our 3rd Annual Engagement Impact report. In the last six months we expanded our focus on plastics in the value chain, and during the summer, we advanced our decade long engagement program in Japan.

3rd Annual Engagement Impact Report

Our third annual Engagement Impact Report, Igniting Impact in Global Public Equities, details the outcomes of our global engagement efforts in 2018 as well as some of our three-year cumulative impacts:

•	We engaged close to 375 companies globally in 2018 and conducted over 850 engagements since 2016;

•	Our work resulted in 147 measurable impacts over this time period;

•	We increased our engagement efforts in Asia and Emerging Market countries; we retained our focus on environmental challenges, and also expanded our work on human and labor issues; and

•	We continue to showcase our alignment with the UN Sustainable Development Goals (“SDGs”) and are strong supporters of the Taskforce on Climate-Related Financial Disclosures (“TCFD”) recommendations.

Tackling Plastics in the Value Chain

Plastics are now everywhere in our lives and of the 2.5 billion metric tons of plastics sold globally each year, 275 million tons are wasted. These products are rarely recycled and frequently end up in the ocean, causing disastrous effects to marine life and put human health at risk. Boston Common Asset Management (“Boston Common”) understood very early the profound impact of plastics on the environment. For close to twenty years, we have engaged companies on phasing out PVC from their packaging and supply chains. Companies have the opportunity to innovate and change how plastics are consumed and recycled.

Boston Common has signed on to two new commitments—the New Plastics Economy Global Commitment and the Sustainable Blue Economy Finance Principles—and will build upon our robust Water Stewardship and Eco-Efficiency initiatives in our sustained dialogues with portfolio companies.

BOSTON COMMON ESG IMPACT FUNDS

With over 250 signatories (corporations and governments) and $2.5 trillion in assets under management, the New Plastics Economy Global Commitment envisions a circular economy where plastics never become waste. Signatories commit to a set of ambitious 2025 targets working to:

•	Eliminate problematic plastics

•	Innovate for safer reusable, recycled, or composted packaging

•	Circulate 25% of the plastic produced by reusing or recycling (current global average: 2%)

Several of our portfolio companies have already joined the New Plastic Economy Global Commitment including: Apple, Colgate-Palmolive, PepsiCo, Johnson & Johnson, Unilever, and Schneider Electric.  As part of our 2019 engagement focus, we will be asking additional companies to join their peers and also engage early signers on implementation progress.

Advancing Sustainability Practices in Japan

In July, Lauren Compere, Director of Shareowner Engagement, met with several portfolio companies in Tokyo including: Hoya, Kao, Orix, NTT, and Shiseido.  Over the past three years, our engagement has shifted from developing Environmental, Social and Governance (“ESG”) awareness and policies to establishing ESG metrics and assessing the impact of companies’ policies on people and planet—especially linked to the goals of the Paris Agreement and the SDGs.

We addressed Board diversity and governance, corporate social responsibility/ESG management, Eco-Efficiency, and advancement of women with all companies. We also prioritized responsible sourcing, chemical safety, and human rights due diligence with manufacturers and Information Communication Technology (“ICT”) companies.  We raised plastic waste as a new issue with Kao, Panasonic, and Shiseido, encouraging them to consider joining the New Plastics Economy Global Commitment and engage their packaging suppliers. Through our engagement work, we serve as mentors, helping companies to improve sustainability disclosure, advance policies and practices, recognize emerging risks, and connect with resources to further develop ESG strategies. Our aim, as investors, is to create a relationship of trust with companies, where we can ask the difficult questions, share best practice, and sustain ESG momentum.

Overall, during this trip we saw intentional focus on the Governance of Sustainability, in the areas of:

•	Addressing the marine plastics crisis;

•	Robust implementation of the TCFD and SDGs;

BOSTON COMMON ESG IMPACT FUNDS

•	Advancing responsible sourcing practices, especially palm oil;

•	Improving environmental performance, especially related to climate risk and producer responsibility; and

•	Approaching sustainable practices holistically in supply chains, especially regarding human rights.

Still many concerns remain: the advancement of women in management across sectors, conditions related to overwork, and the continued gap in core governance practices relative to global peers.

Notable Updates on Core Engagement Themes

Access to Nutrition Initiative (“ATNI”) – We engaged PepsiCo and Unilever on adopting the 2018 ATNI Global and U.S. Index recommendations, which include improving access to healthier products for low-income areas and communities of color. Unilever improved compliance with its Highest Nutritional Standards: 48% of the volume sold in tons was compliant in 2018, compared with only 9% in 2017.

Wholesale Dialogues with Retailers – We engaged retailer Costco on a range of issues; such as health and well-being/nutrition and marketing, food waste, and improving sustainability practices.

Banks and Climate Change – We engaged Bank Rakyat on lending to palm oil producers since palm oil represents over 5% of its lending portfolio. The Bank encourages clients to adopt Roundtable on Sustainable Palm Oil (RSPO) best practices, though many still adopt only the minimum legal requirement, the Indonesian Sustainable Palm Oil standards.

Eco-Efficiency – 3M and BMW made progress under our Eco-Efficiency initiative since 2016. 3M committed to 100% renewable energy for all facilities globally by 2050. One core ask for 3M was to join the EP100 as it works toward doubling energy productivity. BMW adopted factory-level targets for energy efficiency and benchmarked performance globally to share best practices. One core ask for BMW was to adopt the U.S. Department of Energy’s 50001 Ready program for U.S. factories.

Lobbying Disclosure – We have withdrawn our lobbying disclosure shareholder resolution with Oracle given their substantive implementation of the resolution ask! This was the third resolution we filed with Oracle requesting greater disclosure of the company’s direct and indirect lobbying expenses and calling for transparency and accountability in the spending of shareholder resources.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

Global industrial demand appears to be deteriorating, but policymakers are responding with pro-growth action. The U.S.-led trade war with China is the primary suspect for manufacturing declines; and broad structural disagreements between the two countries will likely persist, despite any partial deal in the near term. Plentiful jobs and rising wages, however, should support healthy consumer demand. Modest growth and low interest rates are the most likely future economic scenario. The Boston Common ESG Impact International Fund (the “International Fund”) is constructed to reflect this base case, emphasizing environmental solutions companies and high-quality ESG leaders with secular growth opportunities. In aggregate, our portfolios are overweight defensive sectors, especially medical equipment, and notably underweight consumer discretionary and commodities.

The Eurozone economy has grown a little over 1.0%, supported by a solid labor market that has seen wage growth near a 10-year high. Unemployment in Germany has fallen to 3.1%, the lowest rate in nearly 40 years. Yet, Europe’s largest economy is likely in a recession, weighed down by decelerating global trade volumes and weak auto production. Political uncertainty has been a headwind for European investors recently, but the Green Parties were seen as the biggest winners in E.U. parliamentary elections, and stabilization in Italy is another important positive development.

Amidst a backdrop of normalizing growth and forthcoming fiscal stimulus, we remain overweight Europe with an emphasis on leaders in sustainable business practices. We purchased Kerry Group, a leading supplier of products that improve the taste and nutritional value of packaged food and beverages while also enabling clean label solutions with natural ingredients. The Irish company leverages its technical expertise and demand for healthier eating trends into consistent high-single-digit earnings growth that warrants a premium valuation. We bought Swedish personal care company Essity. The company has a strong presence in profitable and high-growth segments, including professional hygiene and Emerging Markets. The company is also making good progress towards its ambitious ESG targets: 59% of its new products yielded social and/or environmental improvements, and the company reduced carbon emissions and water usage by 5% and 3%, respectively. Over the past year, we purchased bioMerieux. The company’s diagnostic tests play a leading role in combatting anti-microbial resistance, a significant global health problem driven in part by the over-prescription of antibiotics. The French company is a pioneer in simultaneous testing of multiple pathogens, which leads to faster diagnoses of infectious diseases.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Japan’s government has implemented aggressive policies to offset deflationary headwinds from its aging and shrinking population. Decelerating global trade also poses a challenge for Japan, as many corporations face profit headwinds from the Sino-U.S. trade war. On the other hand, improving corporate governance should lead to better risk control, while increased female labor participation, higher capital return to shareholders, and inexpensive valuations are also appealing characteristics. Japan is our single largest country exposure, even though we still hold less than the Index.

We purchased human resource specialist Recruit Holding. Japan’s historically tight labor market (2.5% unemployment rate and a 1.6x jobs-to-applicants ratio) should lead to high demand for the company’s staffing business and its women’s empowerment initiatives. Recruit also owns fast-growing valuable internet properties, including the world’s leading job search platform, Indeed.

Asia-Pacific and Emerging Markets tend to be subject to volatile capital flows, and prospects are closely tied to trade tensions, China’s economic outlook, and the U.S. dollar. Across the region, real interest rates are mostly positive and inflation relatively low, setting the stage for more expansionary monetary policies. Central banks in China, India, and Australia have recently moved to ease credit conditions and lower borrowing costs. Massive protests and clashes with police in Hong Kong are straining China’s long-standing policy of “one country two systems” but China will likely avoid a violent escalation. We believe emerging Asia’s economic development will be a source of global strength, and the International Fund is overweight the region with an emphasis on businesses geared to sustainable consumption.

In summary, international equity valuations look attractive, especially relative to the U.S., though we remain mindful of geopolitical hot spots including the Middle East and Brexit. The International Fund is built with bottom-up analysis focused on sustainable growth drivers; common themes include energy efficiency, healthy consumption, sustainable transportation, and technology leadership.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the Period Ending September 30, 2019

For the twelve months ended September 30, 2019, the International Fund declined -2.53%. The MSCI EAFE® Index (the “Index”) declined -1.34% over the same time period.

The Materials sector was the largest detractor from the International Fund’s performance. Covestro (Germany), the International Fund’s worst relative performer, continued to face challenging dynamics in its core plastics business and was sold from the portfolio.  Suppliers to electric vehicles Umicore (Belgium) and Sociedad Quimica & Minera (Chile) were struck by deteriorating supply and demand dynamics. The Consumer Discretionary sector was also a drag on results. Japanese consumer giant and battery manufacturer Panasonic (Japan) was also weakened by EV trends, while Spanish hotel chain Melia (Spain) suffered from adverse weather events in its Caribbean properties. In the Consumer Staples and Technology sectors, stock selection was mixed but on balance hurt relative results. For the latter, positive strength in the semiconductor industry helped lithography manufacturer ASML (Netherlands) but was not enough to offset weakness in several other technology holdings. For the former, food and household product giant Unilever (Netherlands) continues to post strong earnings, but reduced guidance from both Reckitt Benckiser (U.K.) and Henkel (Germany) hurt overall relative performance.

We remain overweight the strong performing Healthcare sector. Pharma companies Roche (Switzerland), Novartis (Switzerland), and Novo Nordisk (Denmark) contributed to this sector’s positive stock selection. In Financials, stock selection helped minimize the impact that declining interest rates are having on global financial institutions. Stock selection in Communication Services was another source of outperformance, driven by investor preference for high-yield telecommunications holdings. The International Fund’s underweight of the Energy sector also helped relative performance. Additional key contributors include Danish wind farm operator Orsted, Hong Kong real estate developer Hang Lung, and Swedish industrial Assa Abloy.

From a regional perspective, our stock selection in Japan helped returns, led by lens manufacturer Hoya. Japanese machine vision company Keyence benefited from secular demand for its equipment. Our underweight to Asia Pacific ex-Japan was more than offset by the International Fund’s select emerging market holdings, like Indonesian Bank Rakyat, which focuses on microfinance. Developed Europe ex. U.K. was the top regional detractor, weighed down in particular by financial holdings, including insurer Sampo and banks ING Groep and Svenska Handelsbanken.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Among portfolio actions over the past few months, the International Fund sold Japanese tractor manufacturer Kubota based on a troubling outlook for profitability and a deteriorating U.S. agricultural end market. In addition, the International Fund received cash for our holding in the Dutch organic food company Wessanen, which was acquired by a private equity consortium.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default.  It is not possible to invest directly into an index.

Earnings growth is the annual rate of growth of earnings from investments.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2019 (Unaudited)

Country	% of Net Assets[1]
Japan	21.3%
United Kingdom	9.5%
Germany	9.4%
Netherlands	8.5%
Switzerland	8.0%
France	6.3%
Sweden	5.4%
Denmark	4.9%
Spain	4.1%
Hong Kong	3.5%
Finland	3.3%
China	1.8%
Australia	1.6%
Belgium	1.5%
Singapore	1.5%
Indonesia	1.3%
Norway	1.2%
South Africa	1.2%
Taiwan	1.2%
Chile	0.9%
Ireland	0.8%

1  Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2019	Year	Year	Year	(12/29/10)	(9/30/19)
International Fund	-2.53%	5.39%	2.87%	3.29%	$132,710
MSCI EAFE® Index	-1.34%	6.48%	3.27%	4.50%	$146,993

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains dividends and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares		Value
COMMON STOCKS – 97.2%

Communication Services – 5.4%
251,315	Deutsche
	Telekom AG	$4,215,323
6,200	Nintendo Co. Ltd.	2,309,477
55,500	Nippon Telegraph &
	Telephone Corp.	2,655,326
1,543,600	Singapore
	Telecommunications
	Ltd.	3,463,426
		12,643,552
Consumer Discretionary – 7.9%
25,200	Alibaba Group
	Holding
	Ltd. – ADR[1]	4,214,196
48,500	Bayerische Motoren
	Werke AG	3,415,687
309,088	Melia Hotels
	International SA	2,398,576
18,130	Naspers Ltd. –
	Class N	2,745,049
258,100	Panasonic Corp.	2,103,435
23,400	Shimano, Inc.	3,535,833
		18,412,776
Consumer Staples – 11.8%
115,190	Essity AB	3,361,062
54,900	Kao Corp.	4,072,314
16,590	Kerry Group PLC	1,939,149
47,700	Reckitt Benckiser
	Group PLC	3,724,369
51,900	Shiseido
	Company Ltd.	4,165,450
118,900	Sundrug
	Company Ltd.	3,751,695
109,660	Unilever NV –
	NYRS	6,582,890
		27,596,929
Energy – 2.3%
149,365	Equinor ASA – ADR	2,830,467
157,244	Repsol SA	2,452,383
		5,282,850
Financials – 18.2%
484,826	AIA Group Ltd.	4,572,418
126,935	AXA SA	3,241,143
634,795	ING Groep NV	6,631,555
67,120	Julius Baer
	Gruppe AG	2,972,806
43,425	Macquarie Group Ltd.	3,849,289
476,900	ORIX Corp.	7,133,947
10,396,500	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	3,018,779
112,890	Sampo Oyj – Class A	4,485,394
438,645	Standard
	Chartered PLC	3,681,935
325,600	Svenska
	Handelsbanken
	AB – Class A	3,046,015
		42,633,281
Health Care – 15.8%
47,679	Alcon, Inc.[1]	2,779,209
38,470	BioMerieux	3,181,502
104,115	Dechra
	Pharmaceuticals
	PLC	3,544,020
55,300	Hoya Corp.	4,529,232
92,755	Koninklijke
	Philips NV	4,286,138
68,726	Novartis AG – ADR	5,972,289
111,970	Novo Nordisk
	A/S – Class B	5,786,182
189,350	Roche Holding
	Ltd. – ADR	6,901,808
		36,980,380
Industrials – 13.0%
148,230	Assa Abloy AB	3,295,326
107,016	Atlas Copco AB –
	Class B	2,897,893
45,300	Daikin Industries	5,974,578
79,844	Ferguson PLC	5,827,048
50,450	KION Group AG	2,653,124
93,694	Recruit Holdings
	Company Ltd.	2,862,680
53,350	Schneider Electric SE	4,665,052
23,500	Spirax-Sarco
	Engineering PLC	2,264,066
		30,439,767

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2019 (Continued)

Shares		Value
COMMON STOCKS – 97.2% (Continued)

Information Technology – 9.4%
9,618	ASML Holding
	NV – NYRS	$2,389,304
145,470	Infineon
	Technologies AG	2,613,632
4,800	Keyence Corp.	2,987,789
637,395	Nokia OYJ	3,219,050
35,800	SAP SE – ADR	4,219,746
58,710	Taiwan Semiconductor
	Manufacturing
	Company Ltd. –
	ADR	2,728,841
42,500	TDK Corp.	3,841,876
		22,000,238
Materials – 6.2%
25,525	Air Liquide SA	3,632,733
54,826	Croda
	International PLC	3,275,064
51,830	Novozymes A/S –
	Class B	2,180,027
72,045	Sociedad Quimica y
	Minera de Chile
	SA – ADR	2,002,131
93,180	Umicore SA	3,520,655
		14,610,610
Real Estate – 3.7%
1,652,000	Hang Lung
	Properties Ltd.	3,749,196
98,565	Vonovia SE	5,000,731
		8,749,927
Utilities – 3.5%
37,430	Orsted A/S	3,479,442
231,215	Red Electrica
	Corp SA	4,683,447
		8,162,889
TOTAL COMMON STOCKS
(Cost $192,181,622)		227,513,199

SHORT-TERM INVESTMENTS – 2.9%

Money Market Funds – 2.9%
6,735,610	First American
	Treasury Obligations
	Fund – Class X,
	1.887%[2]	6,735,610
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,735,610)		6,735,610
TOTAL INVESTMENTS – 100.1%
(Cost $198,917,232)		234,248,809
Liabilities in Excess
of Other Assets – (0.1)%		(134,364)
NET ASSETS – 100.0%		$234,114,445

ADR  American Depositary Receipt
NYRS  New York Registry Shares
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2019.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Service, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

The S&P 500® Index (the “Index”) has returned over +20% year-to-date but is only marginally higher than it was a year ago. Trade discussions have dominated news flow, but global risks remain important as well, most notably, Brexit, tensions in the Middle East, and the crisis of leadership in many major economies. Over this period, the markets have moved with investor perception of risk: both positive and negative. However, with the Federal Reserve’s pivot towards lower rates, the Index broke through 3,000 for the first time ever in July. Since then the trajectory has mostly been driven by increased or diminished fears around trade, tariffs, and the economic consequences to global growth.

Manufacturing remains weak and capital spending has been hobbled further by low capacity utilization and prolonged uncertainty over trade negotiations.  Consumer spending, on the other hand, is buoyed by low unemployment, modest wage increases, and low interest rates.  Consumers have been reluctant to borrow, preferring to shore up household balance sheets and pay down debt.

Responding to weakening global industrial economic data, the Federal Reserve reduced interest rates twice during the third quarter of 2019, each time by 25 basis points, contributing to a significant decline in yields. Another interest rate cut is widely expected before year end, as the Federal Reserve joins other major central banks in providing monetary stimulus.  The strength of the U.S. dollar has kept prices of imports and commodities lower than they might otherwise have been.  Both actual and expected inflation continue to shift lower, giving central banks around the globe the latitude to ease further.

With falling rates, investors continue to search for yield, and the Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund”) increased its weight in both the Utilities and Consumer Staples sectors with the purchase of Portland General Electric and Kimberly-Clark. Serving almost half of Oregon’s population and the majority of the state’s commercial and industrial activity, Portland General continues to grow its wind and solar generation sources to meet the aggressive renewable energy standards set by the state. We find corporate governance practices to be strong as well. The purchase of tissue and diaper company, Kimberly-Clark, was based on the anticipation of an improving cost structure coupled with an attractive valuation level.

In response to the low interest rate environment, the U.S. Equity Fund reduced its interest-rate sensitivity by trimming some or the financial sector holdings. Within the sector, the U.S. Equity Fund reduced JP Morgan and sold out of Northern Trust while adding to Citigroup which is making more progress with regard to its sustainability policies while trading at lower valuation multiples. The Financials sector continues to see improving balance sheets that now allow for increasing return of capital to shareholders. The U.S. Equity Fund added

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

asset gatherer T. Rowe Price. Investments to expand distribution have improved money flows into the firm and led to better organic growth. Consensus has not caught up with the improved industry and company fundamentals, and we see the company trading at attractive valuations.

The U.S. Equity Fund added several new securities with solid ESG momentum. First Solar, a leading manufacturer of utility-scale solar power systems is poised to benefit from the next generation of its solar systems. Advancements in technology continue to bring down costs to levels competitive with conventional power sources. The U.S. Equity Fund also added New York Times, a company providing access to objective information and freedom of expression, both fundamental for a well-functioning democracy. Lastly, the U.S. Equity Fund purchased TJX Companies (“TJX”), an off-price clothing and home fashion retailer and the largest apparel seller in the U.S. TJX has made encouraging efforts to reduce its carbon footprint and is currently establishing science-based emission reduction targets according to best practice. The company is a leader in promoting gender equality, as women represent 46% of the board of directors and 41% of senior management.

Conversely, a decline in ESG momentum prompted a trim of long-term holding Johnson & Johnson. Continued concerns regarding oversight of product safety led to the conclusion that reputational risk for the company outweighed the strength exhibited in access to healthcare.

The U.S. Equity Fund’s cyclicality was reduced by trimming railroad Kansas City Southern and selling U.S. airline Southwest Airlines and coatings and paint specialty company PPG Industries. PPG has exposure to the decelerating global automobile industry. The U.S. Equity Fund continues to maintain an underweight to Energy. Cimarex was sold out of the U.S. Equity Fund amid concerns about oversupply in the natural gas market. The U.S. Equity Fund added selectively to positions within Industrials, including Carlisle, a beneficiary of building activity with a focus on energy efficiency.

U.S. economic growth is decelerating but is unlikely to head into recession. Supported by monetary ease, economic growth is more dependent on the consumer than ever before. We believe this period of unusually correlated stock-level returns, supported further by record low interest rates and the historic growth of indexation, may dissipate.  This creates opportunity to add value through active management, stock selection, and sector emphasis. We also remain cognizant that the greatest risks to both the economy and the global markets are geopolitical miscalculations that damage positive consumer, business, and investor sentiment.  The former two can materialize into a negative economic shock, and the latter can create a stampede to de-risk portfolios, increasing market volatility. To date, risks have coalesced quickly, markets have reacted sharply, and then relief and renewed risk-appetites have moved stocks higher.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2019.

Over the twelve months ended September 30, 2019, the U.S. Equity Fund rose 2.02%. The U.S. Equity Fund lagged the S&P 500® Index (the “Index”), which increased 4.25%.

The largest detractor to the U.S. Equity Fund’s performance over the past year was the Consumer Discretionary sector. Among the sector’s holdings, apparel manufacturer PVH Corp.’s China sales were impacted by weakened demand for American brands, while flooring company Mohawk continued to struggle with higher input costs. Within the Energy sector, the Fund’s holdings, Permian-based Cimarex, exploration & driller EOG Resources, and North Sea operator Equinor, were a significant drag. The U.S. Equity Fund’s underweight to the sector mitigated a portion of the negative impact. A disappointing near-term outlook weighed on lithium producer Albemarle, and general unease about a slowing global economy hurt broad-based industrial company 3M.

The U.S. Equity Fund benefited from strong stock selection in the Consumer Staples and Financials sectors.  In the former, prestige beauty company Estee Lauder and global confectioner Mondelez were among the U.S. Equity Fund’s top performing holdings. In the latter, the U.S. Equity Fund’s overweight to capital markets, including Futures marketplace CME Group, was a positive contributor.

The Healthcare and Information Technology had holdings that included top performers as well as detractors. Pharmaceutical company Merck continues to benefit from its key immuno-oncology franchise, and healthcare conglomerate Danaher Corp is benefitting from expansion into life sciences. On the other hand, Healthcare providers and pharmaceutical companies have increasingly been under pressure as political debate, including a single-payer system, ramps up into the election cycle.  In Technology, Microsoft’s transformation to the #2 cloud provider helped propel the U.S. Equity Fund’s holding to new highs. As an off-set, Apple was a relative drag over the last 12 months despite rising slightly on an absolute basis.

Several new positions were added to the U.S. Equity Fund over the last twelve months, reflecting improved financial prospects with strong ESG momentum: banking conglomerate Citigroup, utility scale solar manufacturer First Solar, renewables-focused utility Portland General, and media & news distributor New York Times.

During the year, several holdings were eliminated from the portfolio. Reflecting the decline in interest rates, the U.S. Equity Fund reduced interest exposure with the sale of regional bank Citizens Financial Group. Moving to a slightly less

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

cyclical stance chemical company PPG Industries, auto tool distributor SnapOn, and driller Cimarex were also sold. After several attempts at engagement with Facebook management, we decided to step away from this holding over ongoing governance concerns.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500® is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. It is not possible to invest directly in an index.

Basis Point: A unit of measure that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2019 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	23.5%
Health Care	12.8%
Communication Services	11.1%
Financials	10.1%
Consumer Discretionary	10.0%
Consumer Staples	8.7%
Industrials	7.0%
Utilities	4.7%
Real Estate	4.3%
Materials	3.9%
Energy	2.0%

[1]	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Value of $100,000 vs. S&P 500® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2019	Year	Year	Year	(4/30/12)	(9/30/19)
U.S. Equity Fund	2.02%	9.52%	8.06%	10.41%	$208,479
S&P 500® Index	4.25%	13.39%	10.84%	13.07%	$248,751

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains dividends and return of capital, if applicable, for the Fund and dividends for an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares		Value
COMMON STOCKS – 98.1%

Communication Services – 11.1%
9	Alphabet, Inc. –
	Class A1	$10,990
1,504	Alphabet, Inc. –
	Class C1	1,833,376
12,980	The New York
	Times Company –
	Class A	369,670
19,285	Verizon
	Communications, Inc.	1,164,043
6,280	Walt Disney Company	818,410
		4,196,489
Consumer Discretionary – 10.0%
2,610	Advance Auto
	Parts, Inc.	431,694
310	Booking
	Holdings, Inc.[1]	608,409
1,820	Ford Motor Company	16,671
3,915	Home Depot, Inc.	908,358
80	Lowe’s Companies, Inc.	8,797
3,825	Mohawk
	Industries, Inc.[1]	474,568
4,900	PVH Corp.	432,327
4,185	Royal Caribbean
	Cruises Ltd.	453,361
8,025	TJX Companies, Inc.	447,314
110	VF Corp.	9,789
		3,791,288
Consumer Staples – 8.7%
5,045	Colgate-Palmolive
	Company	370,858
2,040	Costco Wholesale
	Corp.	587,744
2,800	The Estee Lauder
	Companies, Inc. –
	Class A	557,060
5,360	Kimberly-Clark Corp.	761,388
11,725	Mondelez
	International, Inc. –
	Class A	648,627
2,880	PepsiCo, Inc.	394,848
		3,320,525
Energy – 2.0%
130	Apache Corp.	3,328
5,315	EOG Resources, Inc.	394,479
19,520	Equinor ASA – ADR	369,904
		767,711
Financials – 10.1%
2,480	Aon PLC	480,054
9,015	Citigroup, Inc.	622,756
1,735	CME Group, Inc.	366,675
14,525	Fifth Third Bancorp	397,694
3,520	JP Morgan Chase
	& Company	414,269
14,275	Morgan Stanley	609,114
55	Northern Trust Corp.	5,132
3,785	PNC Financial
	Services Group, Inc.	530,506
3,555	T. Rowe Price
	Group, Inc.	406,159
		3,832,359
Health Care – 12.8%
2,315	Amgen, Inc.	447,976
4,710	Baxter
	International, Inc.	411,984
2,619	Biogen, Inc.[1]	609,756
4,850	Danaher Corp.	700,485
155	Gilead Sciences, Inc.	9,824
40	Johnson & Johnson	5,175
8,170	Merck & Company, Inc.	687,751
10,055	Novo Nordisk
	A/S – ADR	519,843
1,625	Regeneron
	Pharmaceuticals, Inc.[1]	450,775
2,575	UnitedHealth
	Group, Inc.	559,599
2,100	Waters Corp.[1]	468,783
		4,871,951
Industrials – 7.0%
3,285	3M Company	540,054
3,485	Carlisle
	Companies, Inc.	507,207
2,910	Cummins, Inc.	473,370
4,930	Emerson Electric
	Company	329,620
8,225	HD Supply
	Holdings, Inc.[1]	322,214
3,610	Kansas City Southern	480,166
		2,652,631

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2019 (Continued)

Shares		Value
COMMON STOCKS – 98.1% (Continued)

Information Technology – 23.5%
2,275	Adobe, Inc.[1]	$628,469
3,460	Analog Devices, Inc.	386,586
8,505	Apple, Inc.	1,904,865
8,120	Applied Materials, Inc.	405,188
5,165	First Solar, Inc.[1]	299,622
1,877	Intuit, Inc.	499,169
17,405	Microsoft Corp.	2,419,817
113,010	Nokia OYJ – ADR	571,831
7,540	Oracle Corp.	414,926
8,130	Visa, Inc. – Class A	1,398,441
		8,928,914
Materials – 3.9%
7,895	Albemarle Corp.	548,860
3,925	AptarGroup, Inc.	464,916
2,225	Ecolab, Inc.	440,639
85	International Flavors
	& Fragrances, Inc.	10,429
		1,464,844
Real Estate – 4.3%
3,820	Crown Castle
	International
	Corp. – REIT	531,018
20,015	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	583,437
35	Simon Property
	Group, Inc. – REIT	5,448
18,885	Weyerhaeuser
	Co. – REIT	523,115
		1,643,018
Utilities – 4.7%
4,055	American Water
	Works Company, Inc.	503,753
10,790	Avangrid, Inc.	563,777
12,660	Portland General
	Electric Co.	713,644
		1,781,174
TOTAL COMMON STOCKS
(Cost $26,662,337)		37,250,904

SHORT-TERM INVESTMENTS – 1.9%

Money Market Funds – 1.9%
732,666	First American
	Treasury Obligations
	Fund – Class X,
	1.887%[2]	732,666
TOTAL SHORT-TERM INVESTMENTS
(Cost $732,666)		732,666
TOTAL INVESTMENTS – 100.0%
(Cost $27,395,003)		37,983,570
Liabilities in Excess
of Other Assets – (0.0)%[3]		(9,380)
NET ASSETS – 100.0%		$37,974,190

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2019.
[3]	Does not round to 0.1% or (0.1)%, as applicable.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Service, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2019

	International	U.S. Equity
	Fund	Fund
ASSETS:
Investments in securities, at value (cost $198,917,232
and $27,395,003, respectively)	$234,248,809	$37,983,570
Receivables:
Fund shares sold	370,236	61
Dividends and interest	889,751	41,565
Prepaid expenses	9,886	10,670
Total assets	235,518,682	38,035,866

LIABILITIES:
Payables:
Investment securities purchased	699,076	—
Fund shares redeemed	458,853	—
Investment advisory fees, net	154,558	17,944
Administration & accounting fees	34,707	10,991
Audit fees	22,039	22,040
Custody fees	11,978	825
Transfer agent fees	9,367	3,346
Reports to shareholders	6,392	1,207
Trustee fees	4,052	3,298
Chief Compliance Officer fees	1,668	1,668
Miscellaneous expenses	885	137
Registration fees	662	220
Total liabilities	1,404,237	61,676
NET ASSETS	$234,114,445	$37,974,190

COMPONENTS OF NET ASSETS:
Paid-in capital	$202,994,235	$26,555,709
Total distributable earnings	31,120,210	11,418,481
Net assets	$234,114,445	$37,974,190
Net assets value (unlimited shares authorized):
Net assets	$234,114,445	$37,974,190
Shares of beneficial interest
issued and outstanding	7,985,432	869,269
Net asset value, offering, and
redemption price per share	$29.32	$43.69

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2019

	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $767,967
and $9,938, respectively)	$7,107,900	$578,350
Interest	115,140	17,663
Total investment income	7,223,040	596,013

Expenses:
Investment advisory fees	1,871,956	265,316
Administration & accounting fees	202,901	62,308
Custody fees	79,276	6,699
Transfer agent fees	60,897	19,930
Professional fees	28,543	28,521
Registration fees	26,239	23,860
Miscellaneous expense	21,742	8,891
Trustee fees	18,099	14,582
Reports to shareholders	12,556	1,056
Chief Compliance Officer fees	9,641	9,642
Insurance expenses	3,198	2,840
Interest expenses	1,052	163
Total expenses	2,336,100	443,808
Less: fees waived	—	(90,052)
Net expenses	2,336,100	353,756
Net investment income	4,886,940	242,257

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	(260,826)	942,642
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(11,856,017)	(438,473)
Net realized and unrealized gain (loss)
on investments and foreign currency	(12,116,843)	504,169
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$(7,229,903)	$746,426

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,886,940	$3,319,832
Net realized gain on investments
and foreign currency	(260,826)	5,201,562
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(11,856,017)	(3,484,681)
Net increase (decrease) in net assets
resulting from operations	(7,229,903)	5,036,713

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,076,545)	(2,711,755)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	(6,273,189)	29,144,590
Total increase (decrease) in net assets	(16,579,637)	31,469,548

NET ASSETS
Beginning of year	250,694,082	219,224,534
End of year	$234,114,445	$250,694,082

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Value	Shares	Value
Shares sold	1,612,768	$45,606,989	2,031,087	$62,575,673
Shares issued to holders
in reinvestment
of distributions	75,825	1,976,764	72,348	2,205,870
Shares redeemed[2]	(1,919,895)	(53,856,942)	(1,159,820)	(35,636,953)
Net increase (decrease)	(231,302)	$(6,273,189)	943,615	$29,144,590
Beginning shares	8,216,734		7,273,119
Ending shares	7,985,432		8,216,734

[2]	Net of redemption fees of $1,073 and $2,346, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$242,257	$229,535
Net realized gain on investments
and foreign currency	942,642	1,387,991
Net change in unrealized appreciation/depreciation
of investments and foreign currency	(438,473)	2,253,716
Net increase in net assets
resulting from operations	746,426	3,871,242

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,601,301)	(1,070,297)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	2,648,155	(414,192)
Total increase in net assets	1,793,280	2,386,753

NET ASSETS
Beginning of year	36,180,910	33,794,157
End of year	$37,974,190	$36,180,910

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Value	Shares	Value
Shares sold	109,511	$4,488,695	106,611	$4,589,796
Shares issued to holders
in reinvestment
of distributions	35,793	1,324,343	22,766	975,980
Shares redeemed	(76,789)	(3,164,883)	(137,714)	(5,979,968)
Net increase (decrease)	68,515	$2,648,155	(8,337)	$(414,192)
Beginning shares	800,754		809,091
Ending shares	869,269		800,754

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$30.51	$30.14	$26.12	$24.17	$27.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.59	0.42	0.35	0.35	0.31
Net realized and
unrealized gain (loss)
on investments	(1.41)	0.31	4.07	1.88	(3.01)
Total from operations	(0.82)	0.73	4.42	2.23	(2.70)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.37)	(0.36)	(0.40)	(0.28)	(0.52)
Distributions from
net realized gain	—	—	—	—	(0.47)
Total distributions	(0.37)	(0.36)	(0.40)	(0.28)	(0.99)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$29.32	$30.51	$30.14	$26.12	$24.17
Total return	(2.53)%	2.43%	17.26%	9.26%	(9.96)%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$234,114	$250,694	$219,225	$195,332	$179,484
Expenses to
average net assets	1.00%	1.04%	1.13%	1.12%	1.12%
Net investment income
to average net assets	2.09%	1.38%	1.28%	1.40%	1.14%
Portfolio turnover rate	32%	26%	33%	32%	31%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$45.18	$41.77	$36.85	$32.21	$33.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.29	0.28	0.38	0.29	0.28
Net realized and
unrealized gain (loss)
on investments	0.25	4.47	5.23	4.65	(1.18)
Total from operations	0.54	4.75	5.61	4.94	(0.90)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.29)	(0.37)	(0.31)	(0.29)	(0.27)
Distributions from
net realized gain	(1.74)	(0.97)	(0.38)	(0.01)	(0.50)
Total distributions	(2.03)	(1.34)	(0.69)	(0.30)	(0.77)
Paid-in capital from
redemption fees	—	—	0.00 [2]	0.00 [2]	—
Net asset value,
end of year	$43.69	$45.18	$41.77	$36.85	$32.21
Total return	2.02%	11.50%	15.47%	15.41%	(2.81)%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$37,974	$36,181	$33,794	$26,482	$26,748
Expenses before
fees waived	1.25%	1.30%	1.38%	1.35%	1.39%
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment
income before
fees waived	0.43%	0.34%	0.61%	0.49%	0.42%
Net investment income
after fees waived	0.68%	0.64%	0.99%	0.84%	0.81%
Portfolio turnover rate	28%	27%	22%	29%	26%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019

NOTE 1 – ORGANIZATION

The International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADR”) of companies it believes are high quality, sustainable and undervalued. The International Fund invests in European Depositary Receipts and Global Depositary Receipts.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Trust’s Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$12,643,552	$—	$12,643,552
Consumer
Discretionary	4,214,196	14,198,580	—	18,412,776
Consumer Staples	6,582,890	21,014,039	—	27,596,929
Energy	2,830,467	2,452,383	—	5,282,850
Financials	—	42,633,281	—	42,633,281
Health Care	15,653,306	21,327,074	—	36,980,380
Industrials	—	30,439,767	—	30,439,767
Information
Technology	9,337,891	12,662,347	—	22,000,238
Materials	2,002,131	12,608,479	—	14,610,610
Real Estate	—	8,749,927	—	8,749,927
Utilities	—	8,162,889	—	8,162,889
Total Common Stocks	40,620,881	186,892,318	—	227,513,199
Short-Term
Investments	6,735,610	—	—	6,735,610
Total Investments
in Securities	$47,356,491	$186,892,318	$—	$234,248,809

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$37,250,904	$—	$—	$37,250,904
Short-Term
Investments	732,666	—	—	732,666
Total Investments
in Securities	$37,983,570	$—	$—	$37,983,570

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2019, the Funds had no post-October losses or late year losses. At September 30, 2019, the International Fund had short-term capital loss carryforwards of $6,432,960. The U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of September 30, 2019, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2019, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to the tax deferral of losses on wash sales. For the year ended September 30, 2019, the following adjustments were made:

	Paid-in	Distributable
	Capital	Earnings
International Fund	$—	$—
U.S. Equity Fund	49,681	(49,681)

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Trust Management has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, (“Quasar”) the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the year ended September 30, 2019, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses (“Expense Cap”) of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Advisor. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense caps

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

in place at the time of waiver or at the time of reimbursement. At September 30, 2019, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the U.S. Equity Fund that may be reimbursed was $310,871. For the year ended September 30, 2019, the Advisor did not waive any fees or reimburse expenses for the International Fund. The Advisor may recapture a portion of the above amount no later than the dates stated on the following page:

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2020	$112,344
September 30, 2021	108,475
September 30, 2022	90,052

The amount of fees and expenses waived and reimbursed by the Advisor during the year ended September 30, 2019 are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer of the Funds are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2019, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$74,596,008	$77,054,338
U.S. Equity Fund	11,314,943	9,880,274

For the year ended September 30, 2019, there were no purchases or sales of U.S. Government obligations in the Funds.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2019 and 2018 were as follows:

	2019	2018
International Fund
Ordinary income	$3,076,545	$2,711,755
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary income	$231,388	$293,945
Long-term capital gain	1,369,913	776,352

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at fiscal year end September 30, 2019 were as follows1:

International Fund

Cost of investments	$202,599,811
Gross tax unrealized appreciation	48,972,493
Gross tax unrealized depreciation	(17,347,631)
Gross tax unrealized appreciation	31,624,862
Undistributed ordinary income	6,042,413
Undistributed long-term capital gain	—
Total distributable earnings	6,042,413
Other accumulated losses	(6,547,065)
Total accumulated gains	$31,120,210

U.S. Equity Fund

Cost of investments	$27,467,569
Gross tax unrealized appreciation	11,864,749
Gross tax unrealized depreciation	(1,348,748)
Gross tax unrealized appreciation	10,516,001
Undistributed ordinary income	164,106
Undistributed long-term capital gain	738,374
Total distributable earnings	902,480
Other accumulated losses	—
Total accumulated gains	$11,418,481

[1]
The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment company securities.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2019 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended September 30, 2019 are disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended September 30, 2019, was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	2,546,000	39,000
Average balance when in use	1,442,000	39,000
Credit facility outstanding as of
September 30, 2019	—	—
Average interest rate	5.25%	5.25%

BOSTON COMMON ESG IMPACT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Common ESG Impact Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2019

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund  expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/19 – 9/30/19).

Actual Expenses

The “Actual” line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2019 (Unaudited) (Continued)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/19	9/30/19	4/1/19 – 9/30/19[1]
Actual	$1,000.00	$1,022.30	$4.97

Hypothetical (5% return
before expenses)	1,000.00	1,020.16	4.96

[1]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 0.98% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/19	9/30/19	4/1/19 – 9/30/19[2]
Actual	$1,000.00	$1,046.50	$5.13

Hypothetical (5% return
before expenses)	1,000.00	1,020.05	5.06

[2]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years, and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner	2	Independent
(born 1955)		Term;	of a registered		Director,
c/o U.S. Bank Global		Since	investment adviser,		Muzinich BDC,
Fund Services		November	Productive Capital		Inc. (August
2020 E. Financial Way		2018.	Management, Inc.;		2019 to present):
Suite 100			formerly, Chief		Independent
Glendora, CA 91741			Administrative Officer,		Trustee for the
			Senior Vice President		William Blair
			and Senior Managing		Funds (2013
			Director of Allegiant		to present)
			Asset Management		(21 series);
			Company (merged		Independent
			with PNC Capital		Trustee for the
			Advisors, LLC		AmericaFirst
			in 2009); formerly,		Quantitative
			Chief Administrative		Funds (2012
			Officer, Chief		to 2016).
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant; formerly,		The Dana
c/o U.S. Bank Global		Since	Chief Executive Officer,		Foundation.
Fund Services		May 1991.	Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal		Director,
c/o U.S. Bank Global		Since	ETF Services LLC		Muzinich BDC,
Fund Services		September	(2018 to present);		Inc. (August
2020 E. Financial Way		2011.	formerly, Chief		2019 to present);
Suite 100	Chair-	Indefinite	Operating Officer,		Interested
Glendora, CA 91741	person	Term;	Direxion Funds		Trustee, Tidal
		Since	(2013 to 2018);		ETF Trust
		August	formerly, Senior Vice		(2018 to
		2019.	President and Chief		present) (6
			Financial Officer		series); Former
			(and other positions),		Interested
			U.S. Bancorp Fund		Trustee,
			Services, LLC.		Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bank Global		Since	National Investor
Fund Services		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Director,
c/o U.S. Bank Global		Since	Executive Vice		Muzinich BDC,
Fund Services		May 1991.	President, Investment		Inc. (August
2020 E. Financial Way			Company Administration,		2019 to present):
Suite 100			LLC (mutual fund		Independent
Glendora, CA 91741			administrator).		Trustee, AMG
Funds
(61 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		March	Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services,
Fund Services		March	LLC, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

BOSTON COMMON ESG IMPACT FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex[2]	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Past Five Years
Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance
Fund Services		July 2011.	Officer, U.S.
615 East Michigan St.	Anti-	Indefinite	Bancorp Fund
Milwaukee, WI 53202	Money	Term;	Services, LLC since
	Laundering	Since	August 2004.
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND
BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Advisor”) for each of the Boston Common ESG Impact International Fund and the Boston Common ESG Impact U.S. Equity Fund (each a “Fund,” and together, the “Funds”) for another term.  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process.  The Board considered that Boston Common was a socially responsible manager and that each Fund invested in issuers that met the Advisor’s specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Advisor’s ESG criteria and also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss fund performance and

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.

For the Boston Common ESG Impact International Fund, the Board noted that the Fund performed in line with its peer group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board considered the performance of the Boston Common ESG Impact International Fund against its broad-based securities market benchmark, noting the Fund had underperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had underperformed the Advisor’s international composite for the one-year and five-year periods ended March 31, 2019 and outperformed the Advisor’s international composite for the three-year period ended March 31, 2019 , and the reasons given by the Advisor for the differences in performance.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Board considered the performance of the Boston Common ESG Impact U.S. Equity Fund against its broad-based securities market benchmark,

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

noting that the Fund had underperformed its benchmark for the one-year, three-year and five-year periods.  The Trustees further considered that the Fund had underperformed the Advisor’s tax-exempt core composite for the one-year and five-year periods ended March 31, 2019 and outperformed the Advisor’s tax-exempt core composite for the three-year period ended March 31, 2019, and the reasons given by the Advisor for the differences in performance.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Boston Common ESG Impact International Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”) and noted that the Fund continued to operate below these levels.  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board noted that the advisory fees charged to the Boston Common ESG Impact International Fund were lower or higher than the fees charged to the Advisor’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Boston Common ESG Impact U.S. Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was equal to the peer group median and was lower than the peer group average, and that the net expense ratio was equal to the peer group median and was lower than the peer group average. The Board noted that the advisory fees charged to the Boston Common ESG Impact U.S. Equity Fund were lower or higher than the fees charged to the Advisor’s other similarly managed accounts depending on the asset level. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

BOSTON COMMON ESG IMPACT FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also considered that, with respect to the Boston Common International Fund, the annual expense ratio has continued to operate at a level below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement, was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2019, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Tax Withheld
Australia	$168,965	$—
Belgium	80,472	12,071
Switzerland	666,062	78,990
Chile	90,227	31,579
Germany	760,549	63,833
Denmark	284,065	42,610
Spain	365,409	54,811
Finland	388,056	58,208
France	433,940	65,091
Great Britain	469,131	—
Hong Kong	211,996	—
Indonesia	99,729	14,959
Jersey	175,746	—
Japan	1,020,565	102,057
Netherlands	794,171	119,126
Norway	145,624	36,406
Sweden	318,949	47,842
Singapore	192,224	—
Taiwan	96,885	20,346
South Africa	6,668	1,000
	$6,769,433	$748,929

BOSTON COMMON ESG IMPACT FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2019, the International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	$0.0000	$0.0212
Belgium	0.0015	0.0101
Switzerland	0.0099	0.0834
Chile	0.0040	0.0113
Germany	0.0080	0.0952
Denmark	0.0053	0.0356
Spain	0.0069	0.0458
Finland	0.0073	0.0486
France	0.0082	0.0543
Great Britain	0.0000	0.0587
Hong Kong	0.0000	0.0265
Indonesia	0.0019	0.0125
Jersey	0.0000	0.0220
Japan	0.0128	0.1278
Netherlands	0.0149	0.0995
Norway	0.0046	0.0182
Sweden	0.0060	0.0399
Singapore	0.0000	0.0241
Taiwan	0.0025	0.0121
South Africa	0.0001	0.0008

BOSTON COMMON ESG IMPACT FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Boston Common International Fund	100.00%
Boston Common U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at ww.sec.gov.

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common ESG Impact International Fund

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common ESG Impact International Fund

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common ESG Impact U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    December 3, 2019

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 3, 2019

* Print the name and title of each signing officer under his or her signature.